THE ALKALINE WATER COMPANY INC.
(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(UNITS)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

You must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 14. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit A.

3.

If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign BOTH Exhibit A “Canadian Investor Questionnaire” that starts on page 14 AND Exhibit B “United States Accredited Investor Questionnaire” that starts on page 28.

4.

Unless you are subscribing through a person registered as a registered firm, registered individual or an exempt market dealer (each as defined in National Instrument 31-103 – Registration Requirements and Exemptions), or you are subscribing directly from the Issuer without the involvement of a finder, you must complete and sign Exhibit C “Risk Acknowledgement Form”, that starts on page 33.

5.

If you are not an individual (that is, the subscriber is a corporation, partnership, trust or entity) or you are a portfolio manager, then complete and sign Exhibit D “Corporate Placee Registration Form” (Form 4C) that starts on page 34. If you have previously submitted this form to the TSX Venture Exchange, and there have been no changes to its content, then please check the box to that effect on page 2.

6.

All subscription funds must be in U.S. Dollars. If you are paying for your subscription with funds drawn from a Canadian bank, you may pay by certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to Clark Wilson LLP, legal counsel for the Issuer, pursuant to the wiring instructions set out in Exhibit F that is on page 38.

7.

All subscription funds must be in U.S. Dollars. If you are paying for your subscription with funds drawn on any source other than a Canadian chartered bank, you may only pay by wire transfer to Clark Wilson LLP pursuant to the wiring instructions set out in Exhibit F that is on page 38.

THE ALKALINE WATER COMPANY INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from The Alkaline Water Company Inc. (the “Issuer”) that number of units of the Issuer (each, a “Unit”) set out below at a price of $0.75 per Unit. Each Unit is comprised of one common share in the capital of the Issuer (each, a “Share”) and one-half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one Share (each, a “Warrant Share”) at a price of $0.90 per Warrant Share until 5:00 p.m. (Vancouver time) on the date of expiration of the Warrant, which is two (2) years following the Closing Date. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.

Subscriber Information	Units to be Purchased

(Name of Subscriber)	(Number of Units)

Account Reference (if applicable): ________________________________
Total Subscription Price:_______________________________________
X	(the “Subscription Amount”, plus wire fees if
(Signature of Subscriber – if the Subscriber is an Individual)	applicable)

X
(Signature of Authorized Signatory – if the Subscriber is not an	Please complete if purchasing as agent or trustee for a principal
Individual)	(beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not
an Individual)	(Name of Disclosed Principal)

(Address of Disclosed Principal)
(Subscriber’s Address, including postal or zip code)
(Account Reference, if applicable)

(Telephone Number) (Email Address)

Register the Shares and Warrants as set forth below:	Deliver the Shares and Warrants as set forth below:

(Name to Appear on Share and Warrant Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including postal or zip code)	(Street Address, including postal or zip code – no PO Boxes permitted)

(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):	1. State whether the Subscriber is an Insider of the Issuer:
Yes [ ] No [ ]
2. State whether the Subscriber is a member of the Pro Group:
Yes [ ] No [ ]
3. State whether the Subscriber has a current Form 4C on file with the
TSX Venture Exchange (if not an individual):
Yes [ ] No [ ]
4. State whether the Subscriber is a registrant:
Yes [ ] No [ ]

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the _____day of __________________, 2018 (the “Closing Date”).

THE ALKALINE WATER COMPANY INC.

Per: ____________________________________________________
Authorized Signatory

Address:	14646 N. Kierland Blvd., Suite 255
Scottsdale, AZ 85254
Attention:	Richard A. Wright
Fax:	480.656.2423
Email:	ricky@wtfcpa.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.                 Subscription

1.1               On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Units as is set forth on page 2 of this Agreement at a price of $0.75 per Unit for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Units to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2               Each Unit will consist of one Share and one half of one Warrant. The Warrants will be transferable. Each Warrant will entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of two (2) years commencing from the Closing Date at an exercise price of $0.90 per Warrant Share until the date of expiration of the Warrant. The Units, the Shares, the Warrants and the Warrant Shares are referred to herein as the “Securities”.

1.3               The Subscriber acknowledges that the Units have been offered to the Subscriber as part of an offering by the Issuer of additional Units to other subscribers (the “Offering”).

1.4               All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.                 Payment

2.1               The Subscription Amount must accompany this Subscription and will be paid: (a) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to Clark Wilson LLP, the Issuer’s Counsel (the “Issuer’s Counsel”) pursuant to wiring instructions provided in Exhibit F at page 38; or (b) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer or Clark Wilson LLP (the “Issuer’s Counsel”) pursuant to wiring instructions provided in Exhibit F at page 38. The Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2               The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents or monies delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon and less any wire charges) and any other documents delivered in connection herewith to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3.                 Documents Required from Subscriber

3.1               The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)

if the Subscriber is resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 14, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Canadian Questionnaire;

(c)

if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 28 along with any additional evidence that may be requested by the Issuer to verify the information provided in the U.S. Questionnaire;

(d)	the Selling Stockholder Questionnaire attached as Exhibit F that starts on page 41;

(e)

unless the Subscriber is subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions), or unless the Subscriber is acquiring the Securities directly from the Issuer without involvement of a finder, the “Risk Acknowledgement Form” attached as Exhibit C that is on page 33;

(f)

if the Subscriber is not an individual or is a portfolio manager and does not have a current Corporate Placee Registration Form on file with the TSX Venture Exchange (the “Exchange”), the Corporate Placee Registration Form attached as Exhibit D that starts on page 34, unless the Subscriber has previously submitted this form to the Exchange, there have been no changes to its content, and the Subscriber has checked the box to that effect on page 2 of this Agreement; and

(g)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2               As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3               The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.                 Conditions and Closing

4.1               The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2               The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering;

(b)

the issue and sale of the Units being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Units, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(c)	the Issuer having obtained approval of the Exchange for the Offering.

4.3               The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery within five (5) business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.                 Acknowledgements and Agreements of the Subscriber

5.1               The Subscriber acknowledges and agrees that:

(a)

except as provided in this Agreement, none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	except as provided in this Agreement, the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)

the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with all applicable laws;

(d)

the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions on SEDAR and the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e)

the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)

a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)

all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)

there are restrictions on the Subscriber’s ability to resell any of the Securities and any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(o)

there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(p)

the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

and, if applicable:

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [four months and one day from the Closing Date.];

and:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ALKALINE WATER COMPANY INC. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

(q)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.                 Representations and Warranties of the Subscriber

6.1               The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	if the Subscriber is resident outside of Canada:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Units,

(ii)

the Subscriber is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Units under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)	the purchase of the Units by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)

the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(j)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities.

6.2               In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.                 Registration Rights

7.1               The Issuer will prepare and file a registration statement with respect to the Shares and the Warrant Shares (the “Registration Statement”) with the SEC within 90 days following the Closing and will use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as possible after filing. The Registration Statement shall state, to the extent permitted by Rule 416 under the 1933 Act, that it also covers such indeterminate number of additional Shares in order to prevent dilution resulting from stock splits, stock dividends or similar events. Notwithstanding any other provision in this Section 8, if the Issuer receives a comment from the staff of the SEC that effectively results in the Issuer having to reduce the number of Shares included in such Registration Statement, then the Issuer, after having first used commercially reasonable efforts to persuade the staff of the SEC to withdraw such comment, may in its sole discretion reduce on a pro rata basis (among all subscribers in the Offering) the number of Shares to be included in the Registration Statement.

7.2               In connection with the preparation and filing of the Registration Statement, the Subscriber will furnish to the Issuer, in writing, such information and representations with respect to itself and the proposed distribution by it as are reasonably necessary in order to assure compliance with applicable federal and state securities laws. The Issuer will require the Subscriber to furnish to the Issuer, among other things as may be determined by the Issuer in its sole discretion, a certified statement as to the number of securities of the Issuer beneficially owned by the Subscriber and the name of the natural person that has voting and dispositive control over the Shares and the Warrant Shares. The Subscriber will be responsible for payment of any legal fees it incurs in connection with the Registration Statement.

7.3               The Subscriber shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, as incurred, to the extent arising out of or based solely upon: (a) the Subscriber’s failure to comply with the prospectus delivery requirements of the 1933 Act; (b) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that: (i) such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Issuer specifically for inclusion in the Registration Statement, (ii) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein, or (iii) such information relates to the Subscriber or the Subscriber’s proposed method of distribution of the Shares and the Warrant Shares and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto; or (c) the use by the Subscriber of an outdated or defective Registration Statement after the Issuer has notified the Subscriber in writing that the Registration Statement is outdated or defective.

7.4               If a claim for indemnification hereunder is unavailable to the Issuer (by reason of public policy or otherwise), then the Subscriber, in lieu of indemnifying the Issuer, shall contribute to the amount paid or payable by the Issuer as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Subscriber and the Issuer in connection with the actions, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the Subscriber and the Issuer shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Subscriber or the Issuer, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms.

8.                 Representations and Warranties will be Relied Upon by the Issuer

8.1               The Subscriber acknowledges and agrees that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares and the Warrants, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

9.                 Acknowledgement and Waiver

9.1               The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

10.               Legending and Registration of Subject Securities

10.1             The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Shares and Warrants to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2             The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

11.               Collection of Personal Information

11.1             The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit E to this Agreement, and to the retention of such personal information for as long as permitted or required by applicable laws or business practice. Notwithstanding that the Subscriber may be purchasing the Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 11.1 by all applicable regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable regulators and (ii) the filing of this Agreement on SEDAR.

Furthermore, the Subscriber is hereby notified that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Units purchased by the Subscriber, the total Subscription Amount paid for the Units, the prospectus exemption relied on by the Issuer and the date of distribution of the Units;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086.

12.               Costs

12.1             The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units will be borne by the Subscriber.

13.               Governing Law

13.1             This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

14.               Survival

14.1             This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber.

15.               Assignment

15.1             This Agreement is not transferable or assignable.

16.               Severability

16.1             The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17.               Entire Agreement

17.1             Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

18.               Notices

18.1             All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

19.               Beneficial Subscribers

19.1             Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits hereto or any other documents delivered by the Subscriber to the Issuer in connection herewith, will be treated as if made by the Disclosed Principal, if any.

20.               Execution of Subscription Agreement

20.1             The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or other form of electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at the Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at the Closing (without any alterations to such page).

21.               Counterparts and Electronic Means

21.1             This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will constitute an original, and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

22.               Exhibits

22.1             The exhibits attached hereto form part of this Agreement.

23.               Indemnity

23.1             The Subscriber will indemnify and hold harmless the Issuer and the Issuer’s Counsel, where applicable, the Issuer’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

TO:	THE ALKALINE WATER COMPANY INC. (the “Issuer”)

RE:	Purchase of units (the “Units”) of the Issuer

Capitalized terms used in this Canadian Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase of Units by the undersigned or the Disclosed Principal (in either case, the “Subscriber”), the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)	is purchasing the Units as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions as adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A) is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta	[ ] New Brunswick	[ ] Prince Edward Island

[ ] British Columbia	[ ] Nova Scotia	[ ] Quebec

[ ] Manitoba	[ ] Ontario	[ ] Saskatchewan

[ ] Newfoundland and Labrador		[ ] Yukon

[ ] Northwest Territories

[ ] United States: _____________________________________________(List State of Residence)

or

(B)	[ ] is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Units.

In connection with the purchase of the Units, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I.	SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

(a)

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

(b)

___________the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)) (see certain guidance with respect to accredited investors that starts on page 22 below):

[ ]	(i)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

[ ]	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),

[ ]	(iii)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(iv)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

[ ]	(v)

an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

[ ]	(vi)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

[ ]	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

[ ]	(viii)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

[ ]	(ix)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106,

[ ]	(x)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

[ ]	(xi)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function, or

[ ]	(xii)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(xiii)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

II.	SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION

(a)	the Subscriber is (YOU MUST INITIAL OR PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)):

[ ]	(i)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

[ ]	(ii)

a spouse, parent, grandparent, brother, sister, child or grandchild of ______________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

[ ]	(iii)

a parent, grandparent, brother, sister, child or grandchild of the spouse of ______________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

[ ]	(iv)

__________ a close personal friend (see guidance on making this determination that starts on page 23 below) of ______________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for____________________ (print number) years based on the following factors:

(explain the nature of the close personal friendship),

[ ]	(v)

a close business associate (see guidance on making this determination that starts on page 23 below) of ______________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for  _______________ (print number) years based on the following factors:

(explain the nature of the close business association),

[ ]	(vi)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate (see guidance on making these determinations that starts on page 23 below) of ______________________________ (print name of person), who is a founder of the Issuer, and, if a close personal friend or close business associate of such person, has been for __________________(print number) years based on the following factors:

______________________________________________(explain the nature of the close personal friendship or business association),

[ ]	(vii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ______________________________ (print name of person), who is a founder of the Issuer,

[ ]	(viii)	a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or

[ ]	(ix)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above;

(b)

if the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request), and

(c)

if the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, and the Subscriber is relying on the indicated criterion as set out in subsections II(a)(iv), II(a)(v) or II(a)(viii) or II(a)(ix), if the distribution is based in whole or in part on a close personal friendship or a close business association, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request); or

III.	SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT

(a)	the Subscriber is not an “individual” as that term is defined in applicable Canadian securities laws,

(b)	the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person,

(c)	the Units have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and

(d)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Units.

Definitions

For the purposes of this Canadian Investor Questionnaire and Appendix “A” attached to this Canadian Investor Questionnaire:

(a)	an issuer is “affiliated” with another issuer if:

	(i)	one of them is the subsidiary of the other, or

	(ii)	each of them is controlled by the same person;

(b)	“control person” means:

	(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means:

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means:

	(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is:

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

	(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means:

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“individual” means a natural person, but does not include

	(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

	(ii)	a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81- 106 Investment Fund Continuous Disclosure;

(l)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

(m)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes:

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“related liabilities” means:

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets; and

(p)	“spouse” means, an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)

who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)

whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)

who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

  physical or constructive possession of evidence of ownership of the financial asset;

  entitlement to receipt of any income generated by the financial asset;

  risk of loss of the value of the financial asset; and

  the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, “net assets” means all of a subscriber’s total assets minus all of the subscriber’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber’s personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber’s personal residence.

To calculate a subscriber’s net assets under the net asset test, subtract the subscriber’s total liabilities from the subscriber’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Company.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)

a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)

a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the subscriber’s total assets minus all of the subscriber’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

Guidance on Close Personal Friend and Close Business Associate Determination

A “close personal friend” of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)

the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)

the number of “close personal friends” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)	a relative,

(b)	a member of the same club, organization, association or religious group,

(c)	a co-worker, colleague or associate at the same workplace,

(d)	a client, customer, former client or former customer,

(e)	a mere acquaintance, or

(f)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close personal friend.

A “close business associate” is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)

the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)

the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)

the number of “close business associates” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)	a member of the same club, organization, association or religious group,

(b)	a co-worker, colleague or associate at the same workplace,

(c)	a client, customer, former client or former customer,

(d)	a mere acquaintance, or

(e)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close business associate.

General

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Units.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Units and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Units.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

DATED as of the _______day of __________________, 2018.

Print Name of Subscriber (or person signing as agent of the Subscriber)

By:
Signature of Subscriber (or Authorized Signatory)

Print Name and Title of Authorized
Signatory (if Subscriber is not an individual)

APPENDIX “A”
TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment

Type of securities: Units of the Issuer at a price of $0.75 per Unit. Each Unit will consist of one common share in the capital of the Issuer and one-half of one non- transferable warrant. Each whole warrant will entitle the holder thereof to purchase one common share in the capital of the Issuer, as presently constituted, for a period of two (2) years commencing from the Closing Date (as defined in the Private Placement Subscription Agreement to which this Appendix “A” is attached) at an exercise price of $0.90 per Warrant Share until the date of expiration of the Warrant.

Issuer: THE ALKALINE WATER COMPANY INC. (the “Issuer”)
Purchased from: The Issuer.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
•	Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
•	Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
•	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
•	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund
The Alkaline Water Company Inc.
14646 N. Kierland Blvd., Suite 255
Scottsdale, AZ 85254
Telephone: 480.656.2423 (Attn: Richard A. Wright)
Email: ricky@wtfcpa.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

TO:	THE ALKALINE WATER COMPANY INC. (the “Issuer”)

RE:	Purchase of units (the “Units”) of the Issuer

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Subscription Agreement”) between the undersigned, or if the undersigned is purchasing the Units as agent on behalf of a disclosed beneficial subscriber, such beneficial subscriber, as applicable (in either case, the “Subscriber”) and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Units on behalf of any U.S. Person, (c) any person that receives or received an offer of the Units while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Units are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Units or Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1.	it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.

it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in an investment in the Securities, and (c) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Units are purchased, but includes (a) any mortgage amount in excess of the home’s fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Units,

________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

________	a director or executive officer of the Issuer;

7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000,

________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend (in addition to the legends required by Canadian securities laws and the TSX Venture Exchange) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ALKALINE WATER COMPANY INC. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the purchaser upon provision to the Issuer by the Subscriber of a declaration, together with such other evidence of the availability of an exemption, as the Issuer or its transfer agent may reasonably require.

Certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, will bear the following legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE EXERCISABLE, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”;

11.

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” within the meaning of Section 1291 of the United States Internal Revenue Code;

12.

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

14.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Subscription Agreement was executed;

15.	it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

16.	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Units.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated _____________________________, 2018.

X
Signature of individual (if Subscriber is an
individual)

X
Authorized signatory (if Subscriber is not an
individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513
Registration Exemption for Trades
in Connection with Certain Prospectus-Exempt Distributions

Name of Issuer: THE ALKALINE WATER COMPANY INC.

Name of Seller:

I acknowledge that

o the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

o the person selling me these securities does not act for me;

o this is a risky investment and I could lose all my money; and

o I am investing entirely at my own risk.

Date

________________________________________________________
Signature of Subscriber

________________________________________________________
Print name of Subscriber

________________________________________________________
Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus Exemptions may require you to sign an additional risk acknowledgement form. If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

EXHIBIT D

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:___________________________________________________________________________________

	(b)	Complete Address:_________________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation:_________________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ____________________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ___________________________________________on ___________________________, 2018.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

EXHIBIT E

ACKNOWLEDGEMENT – PERSONAL INFORMATION

1.

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.

EXHIBIT F

US DOLLAR WIRE INSTRUCTIONS

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

DO NOT DIRECT DEPOSIT

BENEFICIARY:	CLARK WILSON LLP
900-885 WEST GEORGIA STREET
VANCOUVER, BRITISH COLUMBIA
CANADA V6C 3H1

BENEFICIARY BANK:	BMO BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, BRITISH COLUMBIA
CANADA V7X 1L7

SWIFT CODE:	BOFMCAM2
BENEFICIARY ACCOUNT NUMBER:	4648326
BANK TRANSIT NUMBER:	00040
BANK CODE:	001

INTERMEDIARY BANK:	WELLS FARGO BANK N.A.
(fka Wachovia Bank)
SWIFT CODE:	PNBPUS3NNYC
FEDWIRE ABA NUMBER:	026005092

IMPORTANT Instructions for Sending Party:

  Quote Clark Wilson LLP File No. 40610/0001-VZH

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND $25.00
FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED
SUBSCRIPTION AMOUNT.

EXHIBIT F

SELLING STOCKHOLDER QUESTIONNAIRE

THE ALKALINE WATER COMPANY INC.
14646 N. Kierland Blvd., Suite 255
Scottsdale, AZ 85254

Ladies and Gentlemen:

            The undersigned acknowledges that the undersigned is a beneficial owner of securities of The Alkaline Water Company Inc. (the “Company”). The undersigned understands that the undersigned will be named as a selling stockholder in the prospectus that forms a part of the Company’s Registration Statement on Form S-1 (the “Registration Statement”). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the securities the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Selling Stockholder Questionnaire (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Selling Stockholder Questionnaire (this “Questionnaire”) to ensure the accuracy of the Registration Statement and the prospectus.

            Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

            The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1.	Name. Type or print the full legal name of the selling securityholder.

2.	Contact Information. Provide the address, telephone number, fax number and email address of the selling securityholder.

Address:

Phone:

Fax:

Email:

3.

Relationship with the Company. Describe the nature of any position, office or other material relationship the selling securityholder has had with the Company or any of its affiliates (e.g., directors, executive officers or 10% or more stockholders of the Company) during the past three years.

4.	Organizational Structure. Please indicate or (if applicable) describe how the selling securityholder is organized.

Is the selling securityholder a natural person?	____Yes	____No

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a reporting company	____Yes	____No
under the Securities Exchange Act of 1934, as
amended (the “Exchange Act”)?

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a majority-owned	____Yes	____No
subsidiary of a reporting company under the
Exchange Act?

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a registered investment	____Yes	____No
company under the Investment Company Act of
1940?

(If so, please mark the box and skip to Question 5.)

If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling securityholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)	Legal Description of Entity:

(b)	Name of Entit(ies)/(y) Managing Such Entity (if any):

(c)	Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

(d)	Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

5.

Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a)	Number of shares of common stock, convertible debentures, warrants and other equity securities or convertible securities owned:

(b)

Number of shares of common stock and shares of common stock underlying convertible debentures, warrants and other equity securities or convertible securities owned to be registered for resale in the Registration Statement:

6.

Acquisition of Shares. If the selling securityholder did not acquire the securities to be sold directly from the Company please describe below the manner in which the securities were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”) and please forward such documents as provided below.

7.	Broker-Dealer Status.

(a)	Is the selling securityholder a broker-dealer?	____Yes	____No

(b)	If the answer to Section 7(a) is “yes,” did the	____Yes	____No
selling securityholder receive the Registrable
Securities as compensation for investment
banking services to the Company?

Note: If the answer to 7(b) is “no,” SEC
guidance has indicated that the selling
securityholder should be identified as an
underwriter in the Registration Statement.

(c)	Is the selling securityholder an affiliate of a	____Yes	____No
broker-dealer?

(d)	If the selling securityholder is an affiliate of a	____Yes	____No
broker-dealer, does the selling securityholder
certify that it purchased the Registrable
Securities in the ordinary course of business,
and at the time of the purchase of the
Registrable Securities to be resold, the selling
securityholder had no agreements or
understandings, directly or indirectly, with any
person to distribute the Registrable Securities?

Note: If the answer to 7(d) is “no,” SEC
guidance has indicated that the selling
securityholder should be identified as an
underwriter in the Registration Statement.

8.

Plan of Distribution. The undersigned has reviewed the proposed “Plan of Distribution” as set forth in Appendix B to this Questionnaire and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to one of the parties listed above its signature any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete. The undersigned acknowledges and agrees that the Company may make changes to the “Plan of Distribution” to address any comments from the Securities and Exchange Commission or may make any other changes necessary or advisable upon consultation with its counsel.

________(Please insert an “X” to the left if you have made any changes)

9.	Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling securityholder is named as an adverse party?

___ Yes ___ No

State any exceptions here:

10.

Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling securityholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________________________	Beneficial Owner:

_________________________________

By: ______________________________
[Name:]
[Title:]

AS SOON AS POSSIBLE, PLEASE EMAIL OR FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

The Alkaline Water Company Inc.

Attn: Virgil Hlus
Fax: 1-604-687-6314
E-mail: vhlus@cwilson.com